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                                                                   EXHIBIT 10.13



                           RIGHT OF FIRST REFUSAL AGREEMENT

            RIGHT OF FIRST REFUSAL AGREEMENT, dated July 29, 1996, between Spencer Trask Securities Incorporated, a Delaware corporation (the "Placement Agent"), and ZymeTx, Inc. (the "Company").

            WHEREAS, the Placement Agent and the Company are parties to the Placement Agency Agreement, dated as of May 22, 1996, between the Placement Agent and the Company (the "Placement Agency Agreement"); and

            WHEREAS, pursuant to Section 6(j) of the Placement Agency Agreement the Company has agreed to grant to the Placement Agent rights of first refusal.

            NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows.

            1.       Grant of Rights.

                     (a) In the event that, within the five years following the date of the First Closing (as defined in the Placement Agency Agreement), the Company desires to (i) issue any of its capital stock or securities convertible into, or exercisable or exchangeable for, its capital stock ("Securities") or (ii) engage any underwriter or agent for any proposed public or private offering of the Company's Securities by the Company or any of its principal stockholders, the Company shall, prior to any such issuance or engagement, provide written notice (the "Notice") thereof to the Placement Agent, describing in detail the terms thereof.

                     (b) The Placement Agent shall have the right, within 30 business days of receipt of any Notice, to elect in writing to purchase all of such Securities, or to act as underwriter or agent, as described in the Notice, on the same terms set forth in the Notice. The Placement Agent's failure to so elect within such 30-day period shall be deemed to be a waiver of the Placement Agent's rights under this Agreement and under Section 6(j) of the Placement Agency Agreement with respect to the particular issuance of Securities or engagement of an underwriter or agent described in the Notice, and the Company may issue such Securities or engage such underwriter or agent on the terms set forth in the Notice, subject to Section 6(i) of the Placement Agency Agreement; provided, however, that prior to accepting any proposal with respect to the issuance of Securities or engagement of any underwriter or agent on terms materially less favorable to the Company than those set forth in the Notice, the Placement Agent shall be entitled to enforce its rights of first refusal under this Agreement.
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                     (c)  The Placement Agent's failure to enforce its rights
of first refusal under this Agreement with respect to any Notice shall not constitute a waiver of its rights of first refusal with respect to any subsequent issuance of Securities or engagement of an underwriter or agent by the Company during the term of this Agreement.

            2. Successors. This Agreement shall be binding upon and inure to the benefit of the respective parties hereto and their permitted assigns and successors.

            3. Governing Law. this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the principles of conflicts of laws thereof.

            4. Severability. Should any term or provision hereof be deemed invalid, void or unenforceable either in its entirety or in a particular application, the remainder of this Agreement shall nonetheless remain in full force and effect and, if the subject term or provision shall be deemed to be invalid, void or unenforceable only with respect to a particular application, such term or provision shall remain in full force and effect with respect to all other applications.

            5. Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof, and all prior or contemporaneous agreements, understandings, representations and statements, oral or written, with the exception of Section 6(i) of the Placement Agency Agreement, are merged herein. No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is in writing and signed by all of the parties hereto except as to other written instructions and the like specifically referred to above.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                  ZYMETX, INC.


                                  By:  /s/  PETER G. LIVINGSTON
                                       --------------------------
                                  Name:  Peter G. Livington
                                  Title: President